YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. We encourage you to take advantage of Internet or telephone voting. Both are available 24 hours a day, 7 days a week. Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the unitholder meeting date. ENTERPRISE GP HOLDINGS L.P. 00000 FOLD AND DETACH HERE TELEPHONE 18665405760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope. Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Please mark your votes as THE MEMBERS OF THE AUDIT, CONFLICTS AND GOVERNANCE COMMITTEE OF THE BOARD OF DIRECTORS WHO PARTICIPATED IN indicated in this example THE MERGER NEGOTIATION AND EVALUATION PROCESS,AND THE BOARD OF DIRECTORS, OF THE GENERAL PARTNER OF ENTERPRISE GP HOLDINGS L.P. BOTH UNANIMOUSLY RECOMMEND A VOTE “FOR” THE PROPOSAL BELOW. FOR AGAINST ABSTAIN 1. A proposal to approve the Agreement and Plan of Merger dated as of September 3, 2010 by and among Enterprise Products Partners L.P., Enterprise Products GP, LLC, Enterprise ETE LLC, Enterprise GP Holdings L.P. and EPE Holdings, LLC, as it may be amended from time to time (the “Merger Agreement”), and the merger contemplated by the Merger Agreement (the “Merger”). In their discretion, the proxies are authorized to vote upon such business as may properly be presented at the meeting or any adjournments or postponements of the meeting. The undersigned hereby revokes any proxy heretofore given to vote units of Enterprise GP Holdings L.P. held by the undersigned. TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD. To change the address on your account, please check the box at right and indicate your new address in the address space on the reverse side. Please note that changes to the registered name(s) on the account may not be submitted via this method. X NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Signature Signature Date

THE UNDERSIGNED ACKNOWLEDGES THAT THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED ON THE PROPOSAL DESCRIBED HEREIN,WHICH HAS BEEN PROPOSED BY THE BOARD OF DIRECTORS OF EPE HOLDINGS, LLC, IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED UNITHOLDER AND IF NO DIRECTION IS MADE,THIS PROXY WILL BE VOTED FOR APPROVAL OF THE MERGER AGREEMENT AND THE MERGER CONTEMPLATED BY THE MERGER AGREEMENT AND IN THE DISCRETION OF THE PROXIES FOR SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE FAILURE TO VOTE, ABSTENTIONS AND BROKER NON-VOTES WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE PROPOSAL FOR PURPOSES OF THE VOTE REQUIRED UNDER THE PARTNERSHIP AGREEMENT OF ENTERPRISE GP HOLDINGS L.P. THE FAILURE TO VOTE, ABSTENTIONS AND BROKER NON-VOTES WILL NOT BE COUNTED FOR PURPOSES OF THE VOTE REQUIRED UNDER THE MERGER AGREEMENT. THE INDIVIDUALS NAMED BELOW ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING (AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF). THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE BY (1) GIVING WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF EPE HOLDINGS, LLC, (2) APPEARING AND VOTING IN PERSON AT THE SPECIAL MEETING, OR (3) PROPERLY COMPLETING AND EXECUTING A LATER-DATED PROXY AND DELIVERING IT TO THE SECRETARY OF EPE HOLDINGS, LLC AT OR BEFORE THE SPECIAL MEETING. YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. Choose MLink(SM) for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment. FOLD AND DETACH HERE PROXY ENTERPRISE GP HOLDINGS L.P. 1100 Louisiana Street, 10th Floor Houston, Texas 77002 NOTICE OF SPECIAL MEETING OF UNITHOLDERS To be held on THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF EPE HOLDINGS, LLC THE GENERAL PARTNER OF ENTERPRISE GP HOLDINGS L.P. The undersigned unitholder of Enterprise GP Holdings L.P., a Delaware limited partnership, hereby nominates and appoints Ralph S. Cunningham and Richard H. Bachmann, and each of them, proxies of the undersigned, each with full power of substitution and with discretionary authority, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all the limited partner units of Enterprise GP Holdings L.P. held of record by the undersigned on , in all matters that may properly come before the Special Meeting of Unitholders to be held on at , Houston time, at the Hyatt Regency Hotel, 1200 Louisiana Street, Houston, Texas 77002, or any adjournment or postponement thereof. Address Change/Comments (Mark the corresponding box on the reverse side) BNY MELLON SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 076069250 (Continued and to be marked, dated and signed, on the other side) 00000